UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)  June 15, 2005

CNH CAPITAL RECEIVABLES LLC
CNH EQUIPMENT TRUST 2005-A

(Exact Name of Registrant as Specified in its Charter)

Delaware

Delaware

(State or Other Jurisdiction of Incorporation)

333-122462	39-1995297
333-122462-01	20-2490048
(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Road, Lake Forest, Illinois 60045

c/o The Bank of New York (Delaware), White Clay Center,

Route 273, Newark, Delaware 19711

(Address of Principal Executive Offices)   (Zip Code)

(847)735-9200

(302)283-8079

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events

In the Prospectus Supplement dated March 8, 2005, issued under Registration Statement No. 333-122462, the Registrant stated that, following the end of the pre-funding period, it would file a report on Form 8-K containing information comparable to that contained in the tables set forth therein regarding the aggregate characteristics of all of the receivables in CNH Equipment Trust 2005-A after the addition of the additional receivables.  The third and final subsequent transfer of receivables occurred on June 15, 2005, thus completing the pre-funding period.  Therefore, the Registrant is now supplying the following information:

Composition of the Receivables as of the End of the Pre-Funding Period

Weighted Average Adjusted APR	Aggregate Statistical Contract Value	Number of Receivables	Weighted Average Remaining Term	Weighted Average Original Term	Average Statistical Contract Value
5.12%	$1,356,855,044.56	57,320	45.34 months	53.17 months	$23,671.58

Distribution by Receivable Type of the Receivables Pool as of the End of the Pre-Funding Period

Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Receivable Type	Number of Receivables	Contract Value	Contract Value
Retail Installment Contracts	57,320	$1,356,855,044.56	100.00%

Distribution by Contract Annual Percentage Rate of the Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Contract APR Range (%)	Number of Receivables	Contract Value	Contract Value
0.000 - 0.999	8,573	$163,657,663.60	12.06%
1.000 - 1.999	1,539	$39,753,433.10	2.93%
2.000 - 2.999	2,855	$74,407,519.54	5.48%
3.000 - 3.999	6,287	$159,599,672.87	11.76%
4.000 - 4.999	5,977	$208,364,674.12	15.36%
5.000 - 5.999	5,124	$151,635,951.31	11.18%
6.000 - 6.999	6,818	$224,243,216.69	16.53%
7.000 - 7.999	6,589	$158,011,970.22	11.65%
8.000 - 8.999	6,339	$102,130,262.16	7.53%
9.000 - 9.999	4,087	$49,780,331.67	3.67%
10.000 - 10.999	1,423	$14,811,380.92	1.09%
11.000 - 11.999	1,171	$7,113,588.07	0.52%
12.000 - 12.999	468	$2,788,551.38	0.21%
13.000 - 13.999	49	$398,702.84	0.03%
14.000 - 14.999	20	$120,021.85	0.01%
15.000 - 15.999	1	$38,104.22	0.00%
Total:	57,320	$1,356,855,044.56	100.00%

Distribution by Equipment Type of the

Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Type	Number of Receivables	Contract Value	Contract Value
Agriculture - New	26,495	$545,718,089.19	40.22%
Agriculture - Used	16,259	$398,791,511.48	29.39%
Construction - New	10,659	$309,699,627.66	22.82%
Construction - Used	3,907	$102,645,816.23	7.56%
Total:	57,320	$1,356,855,044.56	100.00%

Distribution by Payment Frequency of the

Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Frequency	Number of Receivables	Contract Value	Contract Value
Annual(1)	21,118	$602,881,702.08	44.43%
Semiannual	1,842	$43,288,765.32	3.19%
Quarterly	507	$11,389,934.20	0.84%
Monthly	32,630	$631,831,044.74	46.57%
Irregular	1,223	$67,463,598.22	4.97%
Total:	57,320	$1,356,855,044.56	100.00%

(1)  Approximately 10.53%, 7.60%, 12.42%, 10.57%, 5.58%, 1.65%, 1.66%, 1.58%, 6.44%, 8.65%, 13.44% and 19.87% of the annual receivables have scheduled payments within the collection periods relating to the payment dates in January, February, March, April, May, June, July, August, September, October, November and December, respectively.

Distribution by Current Statistical Contract Value of the

Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
Statistical Contract Value Range ($)	Number of Receivables	Contract Value	Contract Value
Up to 5,000.00	11,512	$30,943,420.39	2.28%
5,000.01 - 10,000.00	10,069	$74,349,568.25	5.48%
10,000.01 - 15,000.00	8,361	$104,354,902.51	7.69%
15,000.01 - 20,000.00	7,006	$121,616,414.79	8.96%
20,000.01 - 25,000.00	4,700	$104,752,007.89	7.72%
25,000.01 - 30,000.00	3,199	$87,476,837.99	6.45%
30,000.01 - 35,000.00	2,048	$66,005,491.27	4.86%
35,000.01 - 40,000.00	1,489	$55,490,667.81	4.09%
40,000.01 - 45,000.00	1,183	$50,081,018.82	3.69%
45,000.01 - 50,000.00	1,042	$49,392,088.62	3.64%
50,000.01 - 55,000.00	933	$48,796,416.22	3.60%
55,000.01 - 60,000.00	793	$45,490,392.59	3.35%
60,000.01 - 65,000.00	681	$42,430,877.49	3.13%
65,000.01 - 70,000.00	546	$36,809,668.15	2.71%
70,000.01 - 75,000.00	449	$32,423,954.07	2.39%
75,000.01 - 80,000.00	354	$27,405,659.70	2.02%
80,000.01 - 85,000.00	315	$25,955,019.93	1.91%
85,000.01 - 90,000.00	255	$22,287,151.60	1.64%
90,000.01 - 95,000.00	239	$22,096,370.18	1.63%
95,000.01 - 100,000.00	236	$22,991,830.27	1.69%
100,000.01 - 200,000.00	1,700	$223,387,568.47	16.46%
200,000.01 - 300,000.00	152	$35,142,366.56	2.59%
300,000.01 - 400,000.00	30	$10,171,447.45	0.75%
400,000.01 - 500,000.00	8	$3,563,590.10	0.26%
More than 500,000.00	20	$13,440,313.44	0.99%
Total:	57,320	$1,356,855,044.56	100.00%

Geographic Distribution of the

Receivables as of the End of the Pre-Funding Period

			Percent of
		Aggregate	Aggregate
		Statistical	Statistical
State(2)	Number of Receivables	Contract Value	Contract Value
Alabama	594	$11,924,641.39	0.88%
Alaska	32	$521,185.86	0.04%
Arizona	536	$18,391,763.93	1.36%
Arkansas	1,639	$42,427,291.13	3.13%
California	2,008	$64,468,198.14	4.75%
Colorado	802	$19,690,778.95	1.45%
Connecticut	357	$8,261,080.43	0.61%
Delaware	242	$6,430,034.96	0.47%
District of Columbia	4	$66,832.32	0.00%
Florida	1,445	$38,471,056.70	2.84%
Georgia	1,692	$30,378,032.96	2.24%
Hawaii	172	$5,664,529.35	0.42%
Idaho	753	$21,245,161.37	1.57%
Illinois	2,654	$77,515,095.24	5.71%
Indiana	2,056	$48,032,869.25	3.54%
Iowa	2,176	$69,391,681.10	5.11%
Kansas	1,319	$34,280,318.46	2.53%
Kentucky	1,388	$24,040,777.85	1.77%
Louisiana	920	$22,437,625.56	1.65%
Maine	290	$4,909,907.11	0.36%
Maryland	1,169	$22,581,493.78	1.66%
Massachusetts	301	$5,517,250.12	0.41%
Michigan	1,792	$33,116,386.64	2.44%
Minnesota	2,487	$66,925,697.89	4.93%
Mississippi	932	$25,973,042.52	1.91%
Missouri	1,889	$41,840,099.05	3.08%
Montana	490	$12,910,600.81	0.95%
Nebraska	1,070	$33,529,449.37	2.47%
Nevada	249	$8,783,556.94	0.65%
New Hampshire	231	$4,183,457.30	0.31%
New Jersey	725	$13,937,054.98	1.03%
New Mexico	270	$6,844,264.50	0.50%
New York	2,445	$43,184,132.44	3.18%
North Carolina	1,625	$37,491,282.28	2.76%
North Dakota	908	$33,267,017.49	2.45%
Ohio	2,270	$44,110,536.20	3.25%
Oklahoma	961	$20,846,866.17	1.54%
Oregon	790	$19,323,346.83	1.42%

Pennsylvania	2,430	$42,512,772.19	3.13%
Rhode Island	38	$887,063.74	0.07%
South Carolina	952	$17,614,433.26	1.30%
South Dakota	1,251	$33,577,342.46	2.47%
Tennessee	1,523	$31,230,555.53	2.30%
Texas	3,962	$87,492,867.49	6.45%
Utah	294	$7,722,250.30	0.57%
Vermont	341	$5,895,859.83	0.43%
Virginia	1,592	$28,262,308.89	2.08%
Washington	826	$23,863,909.05	1.76%
West Virginia	323	$6,461,196.12	0.48%
Wisconsin	1,967	$43,622,218.13	3.21%
Wyoming	138	$4,797,870.20	0.35%
Total:	57,320	$1,356,855,044.56	100.00%

(2)  Based upon billing address of the obligors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH CAPITAL RECEIVABLES LLC
(Registrant)

	By:	/s/ BRIAN O'KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: June 21, 2005
CNH EQUIPMENT TRUST 2005-A
(Co-Registrant)

	By:	CNH Capital America LLC
Administrator of the CNH Equipment Trust 2005-A

	By:	/s/ BRIAN O'KEANE
	Name:	Brian O’Keane
	Title:	Assistant Treasurer

Dated: June 21, 2005